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													   EXHIBIT 24
POWER OF ATTORNEY

Each of the
undersigned hereby constitutes and appoints each of Robin L. Praeger and
Samuel D. Colella the undersigned's true and lawful attorney-in-fact to:


	(1)  execute for and on behalf of the undersigned, in the undersigned's

	capacity as an beneficial owner of equity securities of Alexza

	Pharmaceuticals, Inc. (the "Company"), Forms 3, 4 and 5 in accordance with
	Section 16(a) and necessary Forms 13-D and 13-G in accordance with Section
	13of the Securities Exchange Act of 1934, as amended,and the rules
	thereunder;

	(2) do and perform any and all acts for and on behalf of the
	undersigned which may be necessary or desirable to complete and execute any
	such Form 3, 4 ,5Form 13-D or Form 13-G and timely file such form with the
	United States Securities and Exchange
Commission and any stock exchange or
	similar authority; and

	(3)
take any other action of any type whatsoever in
	connection with the
foregoing which, in the opinion of such
	attorney-in-fact, may be of
benefit to, in the best interest of, or legally
	required by, the
undersigned, it being understood that the documents
	executed by such
attorney-in-fact on behalf of the undersigned pursuant to
	this Power of
Attorney shall be in such form and shall contain such terms
	and
conditions as such attorney-in-fact may approve in such

	attorney-in-fact's discretion.

The undersigned hereby grants to
each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the
Securities Exchange Act of 1934, as amended.

This Power of Attorney
shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 , 5 or Forms 13-D and 13-G with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS
WHEREOF, the undersigned has caused this Power of Attorney to be executed
as of this 6th day of March, 2006.
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VERSANT VENTURE CAPITAL
II, L.P.
By:   Versant Ventures II, L.L.C.
Its:  General Partner


By:   /s/ Samuel D. Colella
	 Samuel D. Colella , Managing Director


	 /s/ Samuel D. Colella
	 Samuel D. Colella, an individual



VERSANT AFFILIATES FUND II-A, L.P.
By:   Versant Ventures II, L.L.C.

Its:  General Partner

By:   /s/ Samuel D. Colella
	 Samuel D.
Colella , Managing Director


	 /s/ Samuel D. Colella
	 Samuel D.
Colella, an individual

VERSANT SIDE FUND II, L.P.
By:   Versant
Ventures I, L.L.C.
Its:  General Partner

By:   /s/ Samuel D. Colella

	 Samuel D. Colella , Managing Director

	 /s/ Samuel D. Colella

Samuel D. Colella, an individual

	 /s/ Ross A. Jaffe
	 Ross A.
Jaffe, M.D., an individual

	 /s/ Brian G. Atwood
	 Brian G. Atwood,
an individual

	 /s/ Barbara N. Lubash
	 Barbara N. Lubash, an
individual

	 /s/ Rebecca B. Robertson
	 Rebecca B. Robertson, an
individual

	 /s/ William J. Link
	 William J. Link PhD., an
individual

	 /s/ Donald B. Milder
	 Donald B. Milder, an individual


	 /s/ Charles M. Warden
	 Charles M. Warden, an individual


/s/ Bradley J. Bolzon
	 Bradley J. Bolzon PhD., an individual

	 /s/
Camille D. Samuels
	 Camille D. Samuels, an individual